                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  June 18, 2003
                                                   --------------


                          WORTHINGTON INDUSTRIES, INC.
                          ----------------------------
             (Exact name of Registrant as specified in its Charter)


          Ohio                     1-8399                     31-1189815
------------------------   ----------------------   ----------------------------
(State of Incorporation)   (Commission File No.)    (IRS Employer Identification
                                                     No.)

1205 Dearborn Drive, Columbus, Ohio                             43085
----------------------------------------            ----------------------------
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:       (614) 438-3210
                                                    ----------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits:

         The following exhibit is being furnished with this Form 8-K:
                                                                          Page
                                                                          ----
         Exhibit 99.1 - Press Release issued on June 18, 2003...............3


ITEM 9. REGULATION FD DISCLOSURE [INFORMATION PROVIDED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION].

         On June 18, 2003, Worthington Industries, Inc. issued a press release announcing results for its fourth fiscal quarter of 2003 and for its fiscal year ended May 31, 2003. A copy of the press release (the "Release") is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The Release contains both GAAP financial information and information showing the impact of excluding the restructuring adjustments and the non-recurring losses in the second quarter of fiscal 2003 ended November 30, 2002 and the third quarter of fiscal 2002 ended February 28, 2002. We believe that this information will enable investors to more readily compare both year-over-year results on a GAAP basis and year-over-year results excluding the impact of these charges. We use the results, excluding the adjustment and the non-recurring loss, as a measure of our normal operating performance which is factored into evaluations and compensation payments.

         The information provided herein shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, except if the registrant specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           WORTHINGTON INDUSTRIES, INC.


Date:  June 18, 2003       By:       /s/ Dale T. Brinkman
       -------------           -----------------------------------------------
                                     Dale T. Brinkman
                                     Vice President & Secretary



                                       2